Adamis Pharmaceuticals Corporation 10-Q

Exhibit 10.2

*** Certain identified information has been omitted from this exhibit because it is both (i) not material and (ii) would likely cause competitive harm to the Registrant if publicly disclosed. Such omitted information is indicated by brackets (“[…***…]” in this exhibit. ***

TRANSITION SERVICES AGREEMENT

BETWEEN

USWM, LLC,

ADAMIS PHARMACEUTICALS CORPORATION,

AND

SANDOZ INC.

June 1, 2020

TRANSITION SERVICES AGREEMENT

This Transition Services Agreement (the “Agreement”) is entered into as of June 1, 2020 (the “Effective Date”), by and between Adamis Pharmaceuticals Corporation, a Delaware corporation, with an office located at 11682 El Camino Real, Suite #300, San Diego, CA 92130 (“Adamis”), USWM, LLC, a Delaware limited liability company, with an office at [***] (“USWM”) and Sandoz Inc., a Colorado corporation, with offices at 100 College Road West, Princeton, New Jersey 08540 (“Sandoz”). Adamis, USWM and Sandoz are each referred to individually as a “Party” and together as the “Parties”.

RECITALS

WHEREAS, USWM and Adamis are parties to that certain Distribution and Commercialization Agreement dated as of May 11, 2020, pursuant to which USWM agreed, inter alia, to purchase certain Products from Adamis for distribution and commercialization.

WHEREAS, Sandoz and Adamis are parties to that certain Termination and Transfer Agreement, dated May 11, 2020 (as such agreement may be amended from time to time, the “Termination Agreement”), terminating the Distribution and Commercialization Agreement between the Parties, dated July 1, 2018 (the “Commercialization Agreement”) with a termination effective on the date hereof.

WHEREAS, the Termination Agreement provides, among other things, that Sandoz and Adamis, or Adamis’ designee, will use commercially reasonable efforts to enter into a Transition Services Agreement to address certain rights with respect to [***] (the “Distribution Products”) following the Effective Date and during the applicable Transition Term.

WHEREAS, in order to ensure business continuity and to facilitate an effective transition of the Distribution Products to Adamis, Adamis and USWM desire to receive from Sandoz certain services and support in the Territory for a specified period beginning on the Effective Date and continuing for the Transition Term for each Service as set forth in the Transition Services Schedule.

WHEREAS, the services and support described in this Agreement are in addition to those actions required under the Termination Agreement.

NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

ARTICLE I
DEFINITIONS

The capitalized terms used in this Agreement shall have the meanings as defined in this ARTICLE I.

“Affiliate” means, with respect to any Person, any Person which, directly or indirectly, controls, is controlled by, or is under common control with, the specified Person. For the purposes of this definition, the term “control,” as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management of that Person, whether through ownership of more than fifty percent (50%) voting securities or otherwise.

“Agreement” shall have the meaning set forth in the preamble to this Agreement.

“Applicable Laws” means all laws, ordinances, rules and regulations applicable to the Parties’ activities under this Agreement, and the obligations of each Party as the context requires, including, without limitation: (a) all applicable federal, state and local laws and regulations of the Territory; (b) the Federal Food, Drug and Cosmetic Act of 1938, including any amendments thereto and all regulations promulgated thereunder or under any similar act or set of laws in the Territory; and (c) cGMP, as may be amended from time-to-time.

“Termination Agreement” shall have the meaning set forth in the recitals.

“Adamis” shall have the meaning set forth in the preamble to this Agreement.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks located in New York, New York are authorized or required to be closed, as the case may be.

“cGMP” or “Good Manufacturing Practices” means current good manufacturing practices as set forth in 21 C.F.R. Parts 210 and 211, as established by the FDA or any similar set of laws, regulations, rules, or practices in the Territory or otherwise applicable to the manufacture, processing or supply of the Distribution Products pursuant to this Agreement.

“Claim” means any claim, action, suit, demand or other legal assertion or proceeding brought by a Third Party against an indemnified party under this Agreement related to any Liability.

“Designated Representative” shall have the meaning set forth in Section 3.1.

“Distribute”, “Distribution” and “Distributing” means, with respect to the Distribution Products, to market, have marketed, distribute, have distributed, offer to sell, sell, commercialize, have commercialized and otherwise exploit the Distribution Products in the Territory during the Term.

“Distribution Network” shall have the meaning set forth in the Transition Services Schedule.

“Distribution Products” shall have the meaning set forth in the recitals.

“FDA” means the United States Food and Drug Administration, or any successor agency thereto.

“Force Majeure Event” shall have the meaning set forth in Section 12.1.

“Label” means any package, packaging material, or label designed for use with the Distribution Products pursuant to the terms of this Agreement, in accordance with Applicable Laws including the package insert for such Distribution Products, that is approved by the FDA.

“Labeling” means applying a Label or a package insert to the Distribution Products, pursuant to the terms of this Agreement, in accordance with Applicable Laws.

“Liability” means all losses, costs, damages, judgments, settlements, interest, fees or expenses including, without limitation, all reasonable attorneys’ fees, experts’ or consultants’ fees, expenses and costs, related to or arising from this Agreement or any Services contemplated by this Agreement.

“Net Sales” shall have the meaning set forth in the Transition Services Schedule.

“Party” and “Parties” shall have the meaning set forth in the preamble to this Agreement.

“Post-Transition Term True-Up” has the meaning set forth the Transition Services Schedule.

“Product Business” means the operation and activities of the business specifically relating to the Distribution services conducted by or on behalf of Sandoz for the Distribution Products in the Territory during the Term.

“Profit” shall have the meaning set forth in the Transition Services Schedule.

“Quality Agreement” shall have the meaning set forth in the Transition Services Schedule.

“Representative(s)” shall have the meaning set forth in Section 6.3(c).

“Sandoz” shall have the meaning set forth in the preamble to this Agreement.

“Service(s)” shall have the meaning set forth in ARTICLE II.

“Term” shall have the meaning set forth in ARTICLE IV.

“Territory” means the fifty states of the United States of America, the District of Columbia, the Commonwealth of Puerto Rico, Guam, American Samoa, the U.S. Virgin Islands and all territories and possessions of the United States of America, United States military bases and any other territories the Parties mutually agree in writing to add to this Agreement.

“Third Party” means any Person other than a Party or any of its Affiliates.

“Supply Price” means, with respect to a Distribution Product, the price set forth opposite the name of such product as more fully set forth on Annex B attached hereto.

“Transition Services Schedule” shall have the meaning set forth in ARTICLE II.

“Transition Term” shall have the meaning set forth in the Transition Services Schedule.

“USWM” shall have the meaning set forth in the preamble of this Agreement.

ARTICLE II
TRANSITION SERVICES SCHEDULE

Subject to the terms and conditions of this Agreement, beginning on the Effective Date and continuing until the end of the applicable Transition Term, Sandoz, either directly or indirectly through one or more of its Affiliates (or Third Parties, subject to the requirements of ARTICLE IX), shall provide to Adamis and USWM services described in the schedule attached hereto as Annex A (the “Transition Services Schedule”), in accordance with ARTICLE III, to ensure business continuity and to facilitate an effective transition of [***] (collectively, the “Services”). For the avoidance of doubt, this Agreement applies only to Services with respect to the Territory and not to any other country of the world. The Transition Services Schedule includes the following information: [***]. The contact information for the group or personnel providing the Service will be specified during the Term. The Transition Services Schedule shall be considered part of this Agreement and is incorporated herein by reference.

ARTICLE III
SERVICES

3.1           Services Generally; Appointment of Sandoz as Distributor.

(a)          Sandoz shall provide, or cause to be provided, to Adamis and USWM the Services described herein and in the Transition Services Schedule until expiration of the applicable Transition Term, in order to [***] and facilitate the transition of the activities related to the Product Business to Adamis and USWM for each Service upon the conclusion of the applicable Transition Term for such Service. The personnel providing Services shall be qualified for the applicable assigned tasks. Each Party shall appoint one or more designated representatives to oversee and coordinate the implementation of each Service (the “Designated Representative”); provided, however, that in the absence of such specific designation, the Designated Representative for Adamis and USWM shall be [***]. Each Party shall have the right from time to time, by written notice to the other Party (including by e-mail), to change the Designated Representative listed in the Transition Services Schedule. The Designated Representative shall be responsible for coordinating the Services, as specified in the Transition Services Schedule.

(b)          During the Term, subject to the rights and conditions of this Agreement, Adamis and USWM hereby grant Sandoz the exclusive right to [***]. Notwithstanding the foregoing, during the Term, Adamis and USWM shall not be permitted to [***].

3.2           Service Limitations.

(a)          The Parties expressly acknowledge and agree that the obligation of Sandoz to provide transitional services following the Effective Date is limited to the Services set forth in the Transition Services Schedule and services set forth in Annex C and there exists no obligation on the part of Sandoz or any of its Affiliates to provide any other transitional or other services to Adamis and USWM.

(b)          Except as provided in the Transition Services Schedule, the Services will be available for purposes of [***].

(c)          Nothing in this Agreement shall require Sandoz to obtain any additional licenses, systems, personnel or operations to provide or comply with the obligations set forth in this Agreement.

(d)          Notwithstanding anything to the contrary in this Agreement, Adamis and USWM acknowledge and agree that the Services shall not be resold or transferred; provided that Adamis may assign its rights hereunder in accordance with Section 14.9.

3.3          Exceptions to Obligations. The sole exceptions to the obligations of Sandoz to provide the Services as contemplated hereby are to the extent (a) Sandoz cannot provide specified Services due to a Force Majeure Event, as determined under ARTICLE XII or (b) providing the Services would be prohibited by Applicable Law.

ARTICLE IV
TERM

The term of this Agreement shall commence on the Effective Date and shall remain in effect until the expiration of the Transition Term as set forth in the Transition Services Schedule unless earlier terminated under ARTICLE VII (the “Term”).

ARTICLE V
COMPENSATION

5.1          Payment for Sandoz Services. In consideration for the Services, Adamis and USWM agree that Sandoz shall be permitted to [***]. Adamis and USWM shall be responsible for the payment of [***].

5.2          Accounts and Records. Sandoz shall keep accounts and records of all activities carried out, and all costs and expenses incurred, in the performance of its obligations under this Agreement consistent with the ordinary course and past practice of Sandoz. Sandoz shall maintain, and shall provide as requested by Adamis and USWM, documentation and information reasonably requested by Adamis and USWM to support [***].

5.3          Audit. Beginning on the Effective Date and during the Term and for [***] thereafter, Adamis and USWM shall have the right, within [***] after receipt by Sandoz of written request from Adamis or USWM, to have an independent certified public accounting firm inspect Sandoz and/or its Affiliates (as applicable) records with respect to [***] for the sole purpose of determining [***]. Sandoz shall permit such independent certified public accounting firm to have reasonable confidential access, during normal business hours and upon having given reasonable prior written notice, to such records of Sandoz and/or its Affiliates (as applicable) as may be reasonably necessary to [***]. Except as otherwise provided herein, the audit shall be conducted at USWM or Adamis’ expense, as applicable. In the event that an examining auditor concludes any incorrect calculation of [***], the auditor will specify such incorrect calculation [***] in a written report, along with the information on which such conclusion is based. This report will be shared promptly with Sandoz. Sandoz shall remit any corresponding underpayments or reimburse any corresponding overpayment to the underpaid or overcharged Party within [***] of the date of such report. Further, if the audit for an audited period shows an underpayment or an overcharge by any Party for that period in excess of over both [***] and [***] of the amounts properly determined, Sandoz shall reimburse the applicable underpaid or overcharged Party conducting the audit, for its respective audit fees and reasonable out-of-pocket costs in connection with such audit, which reimbursement shall be made within [***] after receiving appropriate invoices and other support for such audit-related costs.

ARTICLE VI
GENERAL OBLIGATIONS; STANDARD OF CARE; INDEMNIFICATION

6.1          Performance Standards. Sandoz shall provide or cause the Services to be provided to the Adamis and USWM, (i) [***] (taking into account [***]; and (ii) in accordance with Applicable Laws. Unless otherwise specified in the Transition Services Schedule or otherwise mutually agreed by the Parties in writing, Sandoz shall perform Services [***] (taking into account [***]. Adamis and USWM shall provide commercially reasonable resources and timely decisions, approvals and acceptances in order that Sandoz may provide the Services [***] (taking into account [***].

6.2          Responsibility for Errors; Delays. Except for damages arising out of [***], subject to the remedies detailed in this Agreement (including Article XI), Sandoz’ sole responsibility to Adamis and USWM with respect to errors, omissions and delays of the Services, or failure to provide the Services, is as follows:

(a)          for errors or omissions in Services, to furnish correct information, payment and/or adjustment in the Services, at no additional cost or expense; provided, that Adamis or USWM shall promptly advise Sandoz of any such error or omission of which it becomes aware after having used commercially reasonable efforts to detect any such errors or omissions in the Services furnished by Sandoz; provided, further, that Sandoz’ obligation with respect to ensuring compliance with this Section 6.2(a) by its Affiliates and/or subcontractors will be limited to using its commercially reasonable efforts to assure compliance with this Section 6.2(a) by its Affiliates and/or subcontractors; and

(b)          for failure of Sandoz to deliver any Service, to use commercially reasonable efforts to remedy or make the Services available and/or to resume performing the Services as promptly as reasonably practicable.

6.3          Good Faith Cooperation; Confidentiality.

(a)          Subject to the terms and conditions contained herein, during the Term, the Parties will use good faith efforts to cooperate with each other to provide the Services contemplated hereby and, if necessary for the provision of such Services, shall use commercially reasonable efforts to exchange information and perform reconciliations and adjustments required to ensure business continuity and to facilitate an effective transition of the Distribution Products to Adamis and USWM, in each case subject to appropriate and customary confidentiality restrictions as the providing Party may request.

(b)          The Parties will maintain, in accordance with their standard document retention procedures, documentation supporting the information relevant to [***], and will use their commercially reasonable efforts to cooperate with each other in making such information available as needed in the event of a tax audit.

(c)          For purposes of this Agreement, “Confidential Information” means, with respect to a Party, all confidential and proprietary know-how, scientific information, clinical data, efficacy and safety data, formulas, methods and processes, specifications, pricing information (including discounts, rebates and other price adjustments), and other terms and conditions of sales, customer information, business plans, and all other intellectual property), and all non-public information of the other Party, which is disclosed or made available to the other Party regardless of whether such information is marked, identified as or otherwise acknowledged to be confidential at the time of disclosure to the other Party. The Receiving Party shall (i) treat as confidential all Confidential Information of the other Party or its Affiliates that comes to the receiving Party’s knowledge through this Agreement, and (ii) not use the Disclosing Party’s Confidential Information, or permit it to be accessed or used, for any purpose other than to exercise its rights or perform its obligations under this Agreement. The Parties hereby acknowledge that any such Confidential Information may be used solely if and as required to perform or receive Services and other assistance pursuant to this Agreement. The Receiving Party shall restrict access to Confidential Information to those of its Affiliates and any directors, officers, employees, agents or representatives (each, a “Representative” and collectively, the “Representatives”) of such Party or its Affiliates as are directly involved in the performance or receipt of the Services or other assistance pursuant to this Agreement (who may include attorneys, accountants and other consultants employed by a Party in connection with the performance or receipt of the Services or other assistance under this Agreement), it being understood that they shall be informed by the Receiving Party of the confidential nature of any Confidential Information and shall be bound by obligations of confidentiality and non-use at least as great in scope as those contained herein. Each Party shall be liable for any breach of this Agreement by any of its Representatives. The Receiving Party shall take such steps to prevent disclosure of such Confidential Information to any Third Party (except to the extent that such disclosure is necessary to provide the Services under the terms of this Agreement) as it would take in protecting its own Confidential Information and shall not use any portion of such Confidential Information for any purpose not authorized herein.

6.4          Indemnification. Each Party shall indemnify and hold the other Parties harmless from and against any Liability paid or payable by such Parties to a Third Party as a result of any Claim that results from, arises out of or is based on the negligence or willful misconduct of the indemnifying Party its officers, directors, agents, servants and employees in the performance under to this Agreement.

ARTICLE VII
TERMINATION

7.1          Termination. This Agreement shall terminate automatically upon expiration or termination of the Term. This Agreement may be terminated, in whole or in part, at any time:

(a)          by the mutual consent of Adamis, USWM and Sandoz;

(b)          by either Adamis, USWM, or Sandoz (provided that the terminating Party is not then in material breach of any covenant or other agreement contained herein), by written notice to the other Party, if there shall have been a material breach of any of the provisions of this Agreement by the other Party; provided, however, that a Party may only terminate the Agreement under this clause (b) if (i) such breach has not been waived by the terminating Party in writing and (ii) such breach has not been cured within [***] following the terminating Party’s written notice of such breach (provided, that, if such breach cannot reasonably be cured within [***] and the breaching Party is diligently proceeding to cure such breach, such Party’s cure period shall be extended for such period of time as may be reasonably required, up to [***] in the aggregate); or

(c)          by either Party, by written notice to the other Party, upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party; provided, however, that in the case of any involuntary bankruptcy proceeding, such right to terminate shall only become effective if such Party consents to the involuntary bankruptcy or such proceeding is not dismissed within [***] after the filing thereof.

7.2          Survival. ARTICLE V, ARTICLE X, ARTICLE XI, ARTICLE XIII, ARTICLE XIV and Sections 6.2 and this 7.2 shall survive termination of this Agreement. Notwithstanding the foregoing, in the event of any termination with respect to one or more, but less than all, Services, this Agreement shall continue in full force and effect with respect to any Services under that portion of the Transition Services Schedule not terminated.

ARTICLE VIII
REPRESENTATIONS AND WARRANTIES

8.1          Authorization. Each Party hereby represents and warrants that (a) it has the requisite power and authority to execute and deliver this Agreement and to perform the transactions contemplated hereby, (b) all corporate action on the part of such Party necessary to approve or to authorize the execution and delivery of this Agreement and the performance of the transactions contemplated hereby to be performed by it has been duly taken, (c) this Agreement is a legal, valid and binding agreement of such Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors’ rights generally from time to time in effect and to general principles of equity (including concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law.

8.2          No Breach or Conflict. Each Party hereby represents and warrants that (a) its execution and delivery of this Agreement and its and its Affiliates’ performance of its obligations hereunder does not and shall not conflict with, result in a breach of, constitute a default under, or require the consent of any Third Party under, any license, sublicense, lease, contract, agreement, or instrument to which it or any of its Affiliates is bound, and (b) it has obtained all Third Party consents, authorizations and approvals from any Third Party licensor or contractual counterparty or any other Third Party that is necessary to perform its obligations hereunder.

8.3          Compliance with Applicable Law. Each Party hereby represents and warrants that it shall perform its obligations under this Agreement in a manner that complies with all Applicable Laws.

8.4          Compliance with Good Manufacturing Practices. Sandoz hereby represents and warrants that it shall manufacture and store the Distribution Products in a manner that complies with cGMP.

ARTICLE IX
SUBCONTRACTORS

Subject to Section 3.1, any Party hereto may engage a Third Party or an Affiliate to perform all or any portion of its duties under this Agreement provided that: (a) any such Third Party agrees in writing to be bound by confidentiality obligations and (b) the Party so engaging a Third Party remains responsible for the performance of each such Third Party or Affiliate, and the compliance of each such Third Party and Affiliate with all applicable provisions of this Agreement.

ARTICLE X
INTELLECTUAL PROPERTY

The Parties do not anticipate that this Agreement or the performance of Services will affect the ownership of the intellectual property rights of either Party.

ARTICLE XI
LIMITATION OF LIABILITY; INDEMNIFICATION

11.1       Limitation of Liability. NO PARTY SHALL BE LIABLE TO OR OTHERWISE RESPONSIBLE TO ANY OTHER PARTY HERETO OR ANY AFFILIATE OF ANY OTHER PARTY HERETO FOR ANY INCIDENTAL, SPECIAL, CONSEQUENTIAL, INDIRECT, EXEMPLARY OR PUNITIVE DAMAGES THAT ARISE OUT OF OR RELATE TO THIS AGREEMENT OR THE PERFORMANCE OR BREACH HEREOF, WHETHER SUCH DAMAGES OR OTHER RELIEF ARE SOUGHT BASED ON BREACH OF CONTRACT, NEGLIGENCE, STRICT LIABILITY OR ANY OTHER LEGAL OR EQUITABLE THEORY AND WHETHER OR NOT THE PARTY WAS AWARE OR ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. THE FOREGOING SHALL NOT APPLY TO (A) DAMAGES RESULTING FROM A PARTY’S FRAUD, GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR (B) THE PARTIES’ RESPECTIVE INDEMNIFICATION OBLIGATIONS SET FORTH IN THE Termination Agreement.

11.2       Exclusive Remedy. Except as set forth in Section 6.2 of this Agreement, the sole and exclusive remedy for any and all Claims arising under, out of, or related to this Agreement and the transactions contemplated hereby shall be the rights of indemnification set forth in Section 6.4 of this Agreement only, and no Person will have any other entitlement, remedy or recourse, whether in contract, tort or otherwise, it being agreed that all of such other remedies, entitlements and recourse are expressly waived and released by the Parties hereto to the fullest extent permitted by Applicable Law.

ARTICLE XII
FORCE MAJEURE

12.1        Force Majeure Event. Neither Party nor any of its Affiliates (nor any Person acting on its or their behalf) shall bear any responsibility or liability for any losses arising out of any delay, inability to perform or interruption of its performance of obligations under this Agreement due to events beyond the reasonable control of such Party or its Affiliates (or any Person acting on its or their behalf) for a Force Majeure Event (as defined below). In such event, the obligations hereunder of Sandoz in providing the impacted Service or performing its obligations under this Agreement, and the obligation of Adamis to pay for the same, shall be postponed for such time as its performance is suspended or delayed on account thereof but only to the extent that the Force Majeure Event prevents the affected Party (or its affected Affiliate(s)) from performing its duties and obligations hereunder. During the duration of the Force Majeure Event, the affected Party shall use all commercially reasonable efforts to avoid or remove such Force Majeure Event and shall use all commercially reasonable efforts to resume its performance under this Agreement with the least practicable delay. A “Force Majeure Event” means any event which is beyond the reasonable control of the Party affected, including the following events: earthquake, storm, flood, fire or other acts of nature, epidemic, war, riot, public disturbance, strike or lockouts, government actions, terrorist attack or the like.

ARTICLE XIII
GOVERNING LAW

13.1        Governing Law; English Language. This Agreement shall be governed, interpreted and construed in accordance with the substantive laws of the State of Delaware, U.S.A., without regard to its conflict of laws principles. In the event any translation of this Agreement is prepared for convenience or for any other purpose, the provisions of the English version shall prevail.

13.2        Arbitration. Any disputes arising out of or in connection with this Agreement shall be resolved by final and binding arbitration before a panel of one arbitrator with relevant industry experience. The arbitration proceeding shall be administered in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”), and the panel of arbitrators shall be selected in accordance with such rules. The arbitration and all associated discovery proceedings and communications shall be conducted in English, and the arbitration shall be held in a reasonable location to be selected by the Party against whom arbitration is compelled. The legal place of arbitration shall be New York, NY, USA. The language of the arbitration shall be English.

ARTICLE XIV
MISCELLANEOUS

14.1        Expenses. Except as otherwise specified in this Agreement or the Transition Services Schedule, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby or thereby will be paid by the Party incurring such costs and expenses.

14.2        No Third Party Beneficiaries. Except as specifically provided herein, this Agreement is not intended to confer upon any Person other than the Parties hereto any rights or remedies hereunder.

14.3        Entire Agreement. This Agreement, the Termination Agreement, the other Ancillary Agreements and the Transition Services Schedule hereto constitute the entire agreement among, and supersede all prior agreements and understandings, both written and oral, between or among the Parties with respect to the subject matter hereof. Notwithstanding the above, nothing in this Agreement shall be deemed to modify or otherwise amend the rights and obligations of the Parties in the Termination Agreement and to the extent there is deemed to be a conflict between this Agreement and the Termination Agreement, the provisions of the Termination Agreement, as applicable, shall control. In the event of any conflict between the terms of this Agreement and the Annexes hereto, the terms of the Annexes shall govern.

14.4        Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one and the same instrument. PDF and facsimile signatures shall constitute original signatures. The Parties agree that any electronic signatures appearing on this Agreement are the same as handwritten signatures for the purposes of validity, enforceability and admissibility pursuant to the Electronic Signatures in Global and National Commerce (ESIGN) Act of 2000, and Uniform Electronic Transactions Act (UETA) model law, or similar Applicable Laws.

14.5        Headings. The headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

14.6        Notices. All notices and other communications required or permitted to be given or made pursuant to this Agreement shall be in writing signed by the sender and shall be deemed duly given (a) on the date delivered, if personally delivered, (b) on the date sent by telecopier with automatic confirmation by the transmitting machine showing the proper number of pages were transmitted without error, (c) on the Business Day after being sent by Federal Express or another recognized overnight mail service which utilizes a written form of receipt for next day or next Business Day delivery or (d) three (3) Business Days after mailing, if mailed by U.S. postage-prepaid certified or registered mail, return receipt requested, in each case addressed to the applicable Party at the address set forth below; provided that a Party may change its address for receiving notice by the proper giving of notice hereunder:

If to Adamis, to:

Adamis Pharmaceuticals Corporation

11682 El Camino Real, Suite 300

San Diego, California 92130

Attention: President and CEO

If to USWM, to:

USWM, LLC [***] [***] Attn: [***]

With a copy to (which shall not constitute notice)

USWM, LLC
[***]
[***]
Attn: [***]
Tel: [***]
Email: [***]

If to Sandoz to:

Sandoz Inc.

[***]

[***]

Attention: President

With a copy (which shall not constitute notice) to:

Sandoz Inc.

[***]

[***]

Attention: [***]

14.7        Amendments and Waivers. This Agreement may only be amended by an instrument in writing signed on behalf of each of the Parties. By an instrument in writing, Adamis and USWM, on the one hand, or Sandoz, on the other hand, may waive compliance by the other Party with any term or provision of this Agreement that such other Party was or is obligated to comply with or perform. The failure of any Party to assert a right hereunder or to insist upon compliance with any term of condition of this Agreement shall not constitute a waiver of that right or excuse for a similar failure to perform any such term or condition by the other Party.

14.8        Severability. Should any part or provision of this Agreement be held unenforceable or in conflict with Applicable Law, the invalid or unenforceable part or provision shall, provided that it does not affect the essence of this Agreement, be replaced with a revision which accomplishes, to the greatest extent possible, the original commercial purpose of such part or provision in a valid and enforceable manner, and the balance of this Agreement shall remain in full force and effect and binding upon the Parties hereto.

14.9        Binding Effect; Assignment. The terms and provisions hereof shall inure to the benefit of, and be binding upon the Parties and their respective successors and permitted assigns. No Party shall assign, encumber or otherwise transfer this Agreement or any part of it to any third party, without the prior written consent of the other Party which consent will not be unreasonably withheld; provided, however, that notwithstanding the foregoing, no such consent shall be required in the event of any assignment or transfer of this Agreement by either Party (a) to any of its Affiliates, or (b) to any successor in interest to such Party’s business, whether by merger, sale of assets or otherwise; in the event of which a Party shall only be required to give written notice of such assignment or transfer to the other Party but will not be required to obtain the consent of the other Party. In the case of any sale, assignment, divestiture or other transfer, the assigning Party shall remain liable for the full and timely performance of the transferee.

14.10      Further Assurances and Actions. Each of the Parties, upon the request of the other Party and without further consideration, will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged or delivered, any and all such further acts, deeds, documents, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably necessary to effect complete consummation of the transactions contemplated by this Agreement and the Termination Agreement. Sandoz and Adamis agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be reasonably necessary in order to consummate or implement expeditiously the transactions contemplated by this Agreement and the Termination Agreement. If requested, each Party shall confirm receipt of any notice that it receives by any of the methods of delivery described in Section 14.6.

14.11      Relationship between the Parties. The relationship between the Parties established under this Agreement is that of independent contractors, and neither Party shall be deemed an employee, agent, partner or joint venturer of or with the other. Employees of Sandoz involved in the provision of Services under this Agreement shall remain employees of Sandoz and Sandoz will be solely responsible for any employment-related taxes, insurance premiums or other employment benefits applicable to such employees.

14.12      Interpretation. For purposes of this Agreement, (a) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (b) the word “or” is not exclusive and (c) the words “herein,” “hereof,” “hereby,” “hereto” and “hereunder” refer to this Agreement as a whole. Unless the context otherwise requires, references herein: (i) to clauses or annexes mean the clauses of, and annexes to, this Agreement, (ii) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof, and (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the Party drafting an instrument or causing any instrument to be drafted. The annexes referred to herein shall be construed with, and be an integral part of, this Agreement to the same extent as if they were set forth herein.

14.13      Specific Performance. The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to seek specific performance of the terms hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, each Party has caused this Agreement to be executed on its behalf by its duly authorized representatives on the day and year first above written.

ADAMIS PHARMACEUTICALS CORPORATION

By:	/s/ Dennis J. Carlo
Name: Dennis J. Carlo
Title: Pres/CEO
Date: 6/1/2020

USWM, LLC

By:	/s/ H. Lee Warren, Jr.
Name: J. Lee Warren, Jr.
Title: COO
Date: 6/1/2020

SANDOZ INC.

By:	/s/ Sheila Frame
Name: Sheila Frame
Title: VP Marketing, Market Access, and Patent Access
Date: 02-Jun-20

Signature Page to Transition Services Agreement

ANNEX A

TRANSITION SERVICES SCHEDULE

1.	Distribution Services.

Transition Term: For the period beginning on the Effective Date and ending on [***] (the “Transition Term”). The Transition Term may be extended for an additional [***] through prior written notice by Adamis and/or USWM to Sandoz provided [***].

Description: Subject to Section 3.1(b) of this Agreement and the transactions contemplated in the Termination Agreement, Sandoz or its Affiliates shall [***]; provided, that, notwithstanding anything to the contrary in this Agreement, Sandoz shall not [***] (i) [***] or (ii) [***]. Sandoz or its Affiliates shall [***]. Sandoz and USWM shall [***]. The Parties shall be permitted to [***]. At the conclusion of the Transition Term Sandoz may [***].

Distribution Products: List provided on Annex B.

Cost: During the Transition Term, subject to Section 3.1(b), Adamis, USWM and/or their respective Affiliates and designees are not authorized to [***]. As such, Sandoz or its Affiliates shall [***]. Sandoz shall [***], where [***] is calculated as follows [***]:

a)	[***];

b)	[***]; and

c)	[***].

“[***]” means, for each applicable calendar quarter during the Term, [***].

With respect to the calculation of [***]: (i) [***]; and (ii) [***]. For clarity, within sixty (60) days following the end of each [***], [***] shall pay [***]. A written summary of [***] shall be provided by [***] to [***] within [***] following the end of [***].

Additional Costs: [***] shall bear [***], including but not limited [***] for (a) [***]; and (b) [***].

“Post Transition Term True-Up”: [***] after the end of the Term, Sandoz shall perform a “true-up” reconciliation of the items comprising [***] (the “Post-Transition Term True-Up”). The reconciliation shall be based on [***]. Sandoz shall provide USWM with a written report of such reconciliation. If the foregoing reconciliation report shows either an underpayment or an overpayment between the Parties, the Party owing the payment to the other Party shall pay the amount of the difference to the other Party within [***] after the date of delivery of such report. This provision shall survive expiration or termination of this Agreement in accordance with the terms hereof.

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Transition Term Orders: Except as otherwise set forth herein, USWM shall be responsible for [***]. [***] shall [***] and [***] shall [***]. The [***] shall be issued to [***] prior to [***]. For the avoidance of doubt, other than with respect to [***], [***] shall not [***]. For purposes of clarity, with respect to [***] (i) [***] shall only be responsible for the invoice associated with 9,000 units from batch EP0035, and (ii) [***] shall be responsible for [***].

Quality Agreement: The Quality Agreement between the parties shall remain in full force and effect until [***].

Labelling; Packaging: The Parties acknowledge and agree that [***]. Notwithstanding the foregoing, [***] shall make any changes during [***] to [***]; provided, that [***] shall [***]. For the avoidance of doubt, [***] shall be under no obligation to [***].

Designated Representatives:

Sandoz Representative: [***]

Adamis Representative: [***]

USWM Representative: [***]

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